NEWS RELEASE	Exhibit 99.2

KNIGHT RIDDER
50 WEST SAN FERNANDO ST.
SAN JOSE, CA 95113

Knight Ridder Releases June Statistical Report

     SAN JOSE, July 22, 2004 – (KRI:NYSE) – Total advertising revenue was up 3.2% for June and up 2.2% year to date. For the month, retail was up 2.1%, national was down 8.5% and classified was up 10.6%. For the year to date, retail was up 0.2%, national was up 1.1% and classified was up 5.1%.

     Within classified, recruitment was up 16.0% for the month. Twenty-five of 27 newspapers had increases in help wanted, with 24 in double digits. San Jose was up 38.5%, Columbia was up 25.8%, Miami was up 23.1%, Akron was up 20.1%, Contra Costa was up 18.9%, Fort Worth was up 16.2%, Charlotte was up 15.0% and Kansas City was up 11.9%. Real estate was up 9.8% for the month, and auto was up 0.9%.

     Total operating revenue was up 1.7% for the month and 2.0% for the year to date.

     Please note: During the quarter, certain newspapers reclassified some specific categories of retail revenue to national revenue for all periods in 2004 and 2003. These reclassifications were done in order to have consistency in reporting, both internally and among our peer newspapers. In the tabular material attached to this report, we are adding a table of restated numbers going back to the beginning of 2003 for consistency of comparison.

     For the month, total ad revenue was up 9.3% in Columbia, 6.9% in San Jose, 6.2% Akron, 4.6% in Kansas City, 2.8% in Charlotte, 2.5% in Fort Worth and 2.1% in Contra Costa. Philadelphia and Miami were soft.

     Retail for the month was up 6.7% in St. Paul, 6.3% in Columbia, 4.3% in Akron, 2.8% in Kansas City, 1.7% in Contra Costa, 1.1% in Philadelphia and 1.0% in Fort Worth. Miami and San Jose were soft.

     National advertising was up 21.0% in Columbia, 17.6% in Akron, 5.1% in San Jose, 2.5% in Kansas City and 0.7% in Charlotte. Philadelphia, Miami, Saint Paul and Fort Worth were soft. Travel, national financial and pharmaceuticals were up for many of the markets. Telecom and technology were mixed, while automotive was soft in most of the large markets.

     Classified was up in all but one of the major markets: up 19.1% in San Jose, 11.4% in Fort Worth, 10.9% in Miami, 9.3% in Philadelphia, 9.3% in Contra Costa, 8.3% in Kansas City and 5.6% in Charlotte. St. Paul was soft.

     Circulation revenue was down 1.6% for June, mostly from discounting. Other revenue was down 12.7%, due to a decrease in earnings from Detroit.

     Knight Ridder (NYSE: KRI) is the nation’s second-largest newspaper publisher, with products in print and online. The company publishes 31 daily newspapers in 28 U.S. markets, with a readership of 8.7 million daily and 12.6 million Sunday. Knight Ridder also has investments in a variety of Internet and technology companies and two newsprint companies. The company’s Internet operation, Knight Ridder Digital, develops and manages the company’s online properties. It is the founder and operator of Real Cities (www.RealCities.com), the largest national network of city and regional Web sites in more than 100 U.S. markets. Knight Ridder and Knight Ridder Digital are headquartered in San Jose, Calif.

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     For more information, call Vice President/Corporate Relations Polk Laffoon at 408-938-7838 (e-mail: plaffoon@knightridder.com), or Director/Corporate Communications Lee Ann Schlatter at 408-938-7839 (e-mail: lschlatter@knightridder.com), or visit Knight Ridder’s Web site at www.knightridder.com.

STATISTICAL REPORT
For the period of 05/31/04 - 06/27/04

	June			Year-to-Date

	2004	2003	Percent Change	2004	2003	Percent Change

REVENUE ($000) — See Notes 1 & 2
Advertising
Retail	80,724	79,086	2.1%	509,769	508,664	0.2%
National	30,806	33,687	-8.6%	191,484	189,415	1.1%
Classified	72,173	65,259	10.6%	438,338	417,191	5.1%

Total	183,703	178,032	3.2%	1,139,591	1,115,270	2.2%
Circulation	41,962	42,642	-1.6%	275,615	281,796	-2.2%
Other Revenue	7,534	8,629	-12.7%	57,281	46,199	24.0%

Total Operating Revenue	233,199	229,303	1.7%	1,472,487	1,443,265	2.0%

AVERAGE CIRCULATION
(000's of copies including Detroit) - Notes 1 & 2
Morning	3,469	3,452	0.5%	3,618	3,626	-0.2%
Evening	173	185	-6.7%	175	194	-10.1%
Daily	3,642	3,637	0.1%	3,792	3,820	-0.7%
Sunday	5,035	5,030	0.1%	5,144	5,163	-0.4%

ADVERTISING LINAGE
(000's of six-column inches) - Notes 1 & 2
Full-Run ROP
Retail	1,072.2	1,082.8	-1.0%	6,847.8	7,044.4	-2.8%
National	257.8	285.3	-9.6%	1,596.1	1,620.7	-1.5%
Classified	1,511.6	1,471.0	2.8%	9,238.2	9,056.9	2.0%

Total	2,841.6	2,839.1	0.1%	17,682.1	17,722.0	-0.2%

Factored Part-Run ROP	204.1	190.1	7.4%	1,240.5	1,173.2	5.7%

TOTAL PREPRINTS INSERTED	594,980	562,039	5.9%	3,752,260	3,726,260	0.7%

Statistical Report
For the period of 05/31/04 - 06/27/04

	June			Year–to–Date

	2004	2003	Percent Change	2004	2003	Percent Change

FULL–RUN ROP ADVERTISING LINAGE DATA
By Markets (000's of six-column inches) – Notes 1 & 2

Akron Beacon Journal	128.4	126.0	1.9%	754.0	779.6	-3.3%

Charlotte Observer	125.0	132.4	-5.6%	788.6	822.8	-4.2%

Columbia State	94.1	99.0	-4.9%	585.6	607.1	-3.5%

Contra Costa (Note 3)	126.7	130.9	-3.2%	795.5	767.8	3.6%

Fort Wayne News-Sentinel,
Journal Gazette	110.8	112.8	-1.8%	675.3	687.4	-1.8%

Fort Worth Star Telegram	183.5	186.5	-1.6%	1,123.7	1,151.8	-2.4%

Kansas City Star	160.6	158.8	1.1%	989.5	960.9	2.9%

Lexington Herald-Leader	90.3	97.3	-7.2%	577.0	579.4	-0.4%

Miami Herald & el Nuevo
Herald	147.1	158.5	-7.2%	995.7	1,022.3	-2.6%

Philadelphia Newspapers	182.3	183.5	-0.7%	1,155.0	1,168.0	-1.1%

St. Paul Pioneer Press	99.9	107.2	-6.8%	626.9	633.5	-1.0%

San Jose Mercury News	198.5	192.5	3.1%	1,202.9	1,185.7	1.5%

Wichita Eagle	75.9	69.7	8.9%	437.4	439.8	-0.5%

All Other Dailies	1,118.5	1,084.0	3.2%	6,975.0	6,915.9	0.9%

Total - Full-Run ROP	2,841.6	2,839.1	0.1%	17,682.1	17,722.0	-0.2%

Note 1 - The Detroit News and the Detroit Free Press operate under a joint operating agreement as Detroit Newspapers (DN). Revenue and linage are excluded for 2004 and 2003.

Note 2 - Measured by individual Knight Ridder newspapers. Where necessary, certain previously reported linage has been restated to be consistent with measurement guidelines currently in use.

Note 3 - Full-run ROP advertising linage represents the sum of full-run ROP linage for each of Contra Costa's three newspapers.

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For further information, call Polk Laffoon IV at 408-938-7838

Knight Ridder Consolidated
Actual (000s)

	Jan 03	Feb 03	Mar 03	1Q 2003

Advertising
Retail	$83,329	$79,061	$78,976	$241,366
National	34,447	28,612	26,346	89,405
Classified	76,023	64,495	65,457	205,975

Total	193,799	172,168	170,779	536,746

Circulation	53,805	43,830	44,292	141,927

Other Revenue	7,330	7,032	6,278	20,640

Total Operating Revenue	$254,934	$223,030	$221,349	$699,313

	Apr 03	May 03	Jun 03	2Q 2003

Advertising
Retail	$106,063	$82,149	$79,086	$267,298
National	36,066	30,257	33,687	100,010
Classified	80,532	65,425	65,259	211,216

Total	222,661	177,831	178,032	578,524

Circulation	54,002	43,225	42,642	139,869

Other Revenue	9,119	7,811	8,629	25,559

Total Operating Revenue	$285,782	$228,867	$229,303	$743,952

	Jul 03	Aug 03	Sep 03	3Q 2003

Advertising
Retail	$88,225	$78,450	$80,066	$246,741
National	34,068	25,793	28,607	88,468
Classified	78,429	63,617	68,122	210,168

Total	200,722	167,860	176,795	545,377

Circulation	51,898	42,392	43,338	137,628

Other Revenue	8,196	7,085	8,928	24,209

Total Operating Revenue	$260,816	$217,337	$229,061	$707,214

	Oct 03	Nov 03	Dec 03	4Q 2003	Year 2003

Advertising
Retail	$107,190	$106,696	$105,600	$319,486	1,074,891
National	38,576	33,111	33,425	105,112	382,995
Classified	82,207	60,832	52,038	195,077	822,436

Total	227,973	200,639	191,063	619,675	2,280,322

Circulation	53,492	43,628	42,690	139,810	559,234

Other Revenue	11,525	10,060	14,442	36,027	106,435

Total Operating Revenue	$292,990	$254,327	$248,195	$795,512	2,945,991

Knight Ridder Consolidated
Actual (000s)

	Jan 04	Feb 04	Mar 04	1Q 2004

Advertising
Retail	$82,740	$78,447	$80,657	$241,844
National	33,997	29,445	30,603	94,045
Classified	76,972	65,984	69,033	211,989

Total	193,709	173,876	180,293	547,878

Circulation	52,742	43,183	43,284	139,209

Other Revenue	8,086	8,217	8,881	25,184

Total Operating Revenue	$254,537	$225,276	$232,458	$712,271

	Apr 04	May 04	June 04	2Q 2004

Advertising
Retail	$104,283	$82,918	$80,724	$267,925
National	35,965	30,668	30,806	97,439
Classified	84,798	69,378	72,173	226,349

Total	225,046	182,964	183,703	591,713

Circulation	52,602	41,842	41,962	136,406

Other Revenue	10,907	13,656	7,534	32,097

Total Operating Revenue	$288,555	$238,462	$233,199	$760,216